Asset Retirement Obligations	12 Months Ended
Dec. 31, 2019
Asset Retirement Obligations
Asset Retirement Obligations

25. ASSET RETIREMENT OBLIGATIONS

AROs mostly relate to reclamation of land at the thermal, hydro and combustion turbine sites; and the disposal of polychlorinated biphenyls in transmission and distribution equipment and a pipeline site. Certain hydro, transmission and distribution assets may have additional AROs that cannot be measured as these assets are expected to be used for an indefinite period and, as a result, a reasonable estimate of the fair value of any related ARO cannot be made.

The change in ARO for the years ended December 31 is as follows:

millions of Canadian dollars	2019	2018
Balance, January 1	$205	$172
Additions (1)	-	25
Liabilities settled (1)	(25)	(2)
Accretion included in depreciation expense	7	6
Other	3	(1)
Change in foreign exchange rate	(5)	5
Balance, December 31	$185	$205
(1) Tampa Electric produces ash and other by-products, collectively known as CCR's, at its Big Bend and Polk power stations. The increase in ARO in 2018 was to achieve compliance with the US Environmental Protection Agency's CCR rule due to the closure of a CCR management facility that began in 2018. The closure was completed in 2019.